UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08203

T. Rowe Price Quantitative Management Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Highlights and Market Commentary
Management’s Discussion of Fund Performance
Performance and Expenses
Financial Highlights
Portfolio of Investments
Financial Statements and Notes
Additional Fund Information
December 31, 2022
Annual Report
For more insights from T. Rowe Price
investment professionals, go to
troweprice.com .
T. ROWE PRICE
TQGEX QM Global Equity Fund –
.
TQGAX QM Global Equity Fund–
.
Advisor  Class
TQGIX QM Global Equity Fund–
.
I Class

T. ROWE PRICE QM Global Equity Fund
HIGHLIGHTS
Stocks in developed and emerging countries rose slightly in the second half of
2022, paring their significant full-year losses. Your fund declined but held up better than its MSCI benchmark and Lipper peer group index.
The fund outperformed its MSCI benchmark due to generally favorable stock selection, particularly in the consumer discretionary and information technology sectors. Stock choices in the financials and materials sectors hurt relative results, as did a slight underweight in financials.
The fund’s sector allocations at the end of 2022 were fairly close to those of the
MSCI index. We expect most of the fund’s performance will be driven by stock selection decisions stemming from our multifactor ranking process.
While U.S. stock valuations declined throughout 2022, earnings estimates have started declining more recently. These conditions suggest that we should expect low U.S. equity market returns in the foreseeable future. Equity valuations in many overseas markets are attractive, though regions and individual countries have their own challenges.
Log in to your account at troweprice.com for more information.
* Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

T. ROWE PRICE QM Global Equity Fund
Market Commentary

Dear Shareholder
Nearly all major global stock and bond indexes fell sharply in 2022, as investors contended with persistently high inflation, tightening financial conditions, and slowing economic and corporate earnings growth.
Double-digit losses were common in equity markets around the world, and bond investors also faced a historically tough environment amid a sharp rise in interest rates. Value shares declined but outperformed growth stocks by a considerable margin as equity investors turned risk averse and as rising rates put downward pressure on growth stock valuations. Emerging markets stocks generally underperformed shares in developed markets. Meanwhile, the U.S.
dollar strengthened versus most currencies during the period, which weighed on returns for U.S. investors in international securities.
Within the S&P 500 Index, energy was a rare bright spot, gaining more than
60% as oil prices jumped in response to Russia’s invasion of Ukraine and concerns over commodity supply shortages. Defensive shares, such as utilities, consumer staples, and health care, held up relatively well and finished the year with roughly flat returns. Conversely, communication services, consumer discretionary, and information technology shares suffered the largest declines.
Elevated inflation remained a leading concern for investors throughout the period, although there were signs that price increases were moderating by year-
end. November’s consumer price index data showed headline inflation rising
7.1% on a 12-month basis, the lowest level since December 2021 but still well above the Federal Reserve’s 2% long-term target.
In response to the high inflation readings, global central banks tightened monetary policy, and investors focused on communications from central bank officials on how high rates would have to go. The Fed, which at the end of
2021 had forecast that it would only need to raise interest rates 0.75 percentage point in all of 2022, raised its short-term lending benchmark from near zero in March to a target range of 4.25% to 4.50% by December and indicated that additional hikes are likely.
Bond yields increased considerably across the U.S. Treasury yield curve as the Fed tightened monetary policy, with the yield on the benchmark 10-year
U.S. Treasury note climbing from 1.52% at the start of the period to 3.88% at the end of the year. Significant inversions in the yield curve, which are often considered a warning sign of a coming recession, occurred during the period as shorter-maturity Treasuries experienced the largest yield increases. The

T. ROWE PRICE QM Global Equity Fund

sharp increase in yields led to historically weak results across the fixed income market, with the Bloomberg U.S. Aggregate Bond Index delivering its worst year on record. (Bond prices and yields move in opposite directions.)
As the period came to an end, the economic backdrop appeared mixed.
Although manufacturing gauges have drifted toward contraction levels, the U.S.
jobs market remained resilient, and corporate and household balance sheets appeared strong. Meanwhile, the housing market has weakened amid rising mortgage rates.
The past year has been a trying time for investors as few sectors remained untouched by the broad headwinds that markets faced, and volatility may continue in the near term as central banks tighten policy amid slowing economic growth. However, in our view, there continue to be opportunities for selective investors focused on fundamentals. Valuations in most global equity markets have improved markedly, although U.S. equities still appear relatively expensive by historical standards, while bond yields have reached some of the most attractive levels since the 2008 global financial crisis.
We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify securities that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE QM Global Equity Fund
Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE
The fund seeks long-term growth of capital.
FUND COMMENTARY
How did the fund perform in the past 12 months?
Stocks in developed and emerging countries rose slightly in the second half of
2022, paring their significant full-year losses. Your fund returned -17.08% for the year but held up better than its benchmark, the MSCI All Country World
Index Net, and the Lipper Global Multi-Cap Core Funds Index. (Performance
for the fund’s Advisor and I Class shares will vary due to their different fee structures. Past performance cannot guarantee future results. )
What factors influenced the
fund’s performance?
The fund outperformed its
MSCI benchmark due to
generally favorable stock
selection, particularly in
the consumer discretionary
and information technology
(IT) sectors. Conversely, our
stock choices in the financials
and materials sectors hurt
relative results, as did a slight
underweight in financials.
In the consumer discretionary sector, our stake in electric vehicle maker Tesla fell sharply, but our underweight versus the benchmark greatly helped the portfolio’s relative performance. Two of our holdings that produced strong positive returns in what was a difficult year for many consumer discretionary names were auto parts retailers AutoZone and O’Reilly Automotive. Both produced favorable earnings, helped in large part by their ability to pass higher costs through to customers, and both should be fairly insulated from an economic downturn, as car owners would be more likely to repair their existing vehicles than to buy new ones. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
PERFORMANCE COMPARISON
Total Return
Periods Ended 12/31/22 6 Months 12 Months
QM Global Equity Fund –
.
3.17% -17.08%
QM Global Equity Fund–
.
Advisor  Class 3.08 -17.30
QM Global Equity Fund–
.
I  Class 3.24 -16.98
MSCI All Country World
Index Net 2.28 -18.36
Lipper Global Multi-Cap
Core Funds Index 2.95 -17.88

T. ROWE PRICE QM Global Equity Fund

In the hard-hit IT sector, not owning some companies with deep losses was advantageous. Another plus was our stake in CGI, an IT and business consulting services firm, which fell slightly during the year but strongly outperformed the IT sector. One holding that produced gains for us was
Cadence Design Systems, a large electronic design automation company that provides mission-critical software and intellectual property to the semiconductor and electronic system industries. A strong performer was Fair
Isaac, which provides companies with analytic, software, and data management products and services that enable its customers to make critical business decisions. This was a new holding in the second half of the year. Shares were lifted in part by better-than-expected financial results and raised guidance for fiscal year 2023.
On the other hand, our stock selection in the financials sector hurt relative performance, as did a slight sector underweight versus the benchmark. Our investment in Signature Bank, which operates in the New York metropolitan area but is increasing its business on the West Coast, fell sharply, and we eliminated it from the fund in the second half of the year in favor of better investment opportunities. The same was true of Bank of New York Mellon, a trust bank that has over $40 trillion in assets under custody, and China
Merchants Bank. Both stocks fared poorly during the year, and we sold all of our shares of both in the second half.
In the materials sector, which is a fairly small portion of our opportunity set, several of our holdings fell sharply and underperformed the sector. For example, U.S. paint and coatings company Sherwin-Williams declined due to poor earnings and reduced guidance as raw materials costs rose and demand softened across several of its end markets. Several of our European materials companies also fared poorly, including specialty chemicals company Sika;
Koninklijke DSM, a Netherlands-based supplier of nutrition ingredients for the animal and human end markets; and UK-headquartered Linde, which produces and distributes atmospheric and process gases and builds equipment for gas production and processing plants.

T. ROWE PRICE QM Global Equity Fund

How is the fund positioned?
The fund’s sector allocations at the end of 2022, as shown in the Sector
Diversification table, were fairly close to those of the MSCI index. We expect most of the fund’s performance will be driven by stock selection decisions stemming from our multifactor ranking process, though we may make sector or country bets when we perceive opportunities to add value. To help us control risk, we limit the size of any sector or regional bets.
Another means of managing
risk is broad diversification.
The portfolio held more
than 300 securities at the
end of December, and only
five of them, as shown in the
Twenty-Five Largest Holdings
table on page 10, represented
1.0% or more of the fund’s
assets. We tend to have larger
positions in established
industry leaders with strong
cash flows that can be used
to grow their businesses or
returned to shareholders
via dividends and stock
buybacks. In contrast, we
tend to have smaller positions
in higher-risk companies,
such as biotechnology firms.
We believe managing our
position sizes also helps us
control risks.
We made various portfolio changes in the second half of the year in response to changing rankings among current and prospective holdings. In the financials sector, for example, we eliminated—in addition to the names mentioned earlier—Netherlands-based ING Groep, UK-headquartered Standard
Chartered, Lloyds Banking Group, and Abu Dhabi Commercial Bank in the
United Arab Emirates. However, we established new positions in Commercial
International Bank Egypt, Banco Santander, South African financial giant
FirstRand, and American International Group, which was one of our largest purchases since the end of June.
SECTOR DIVERSIFICATION
As of 12/31/22
QM Global
Equity Fund
MSCI All
Country
World
Index Net
Information Technology 20.1% 19.9%
Financials 14.1 15.2
Health Care 13.6 13.4
Industrials and Business
Services 11.4 10.2
Consumer Discretionary 11.3 10.4
Consumer Staples 8.3 7.7
Communication Services 5.1 6.8
Energy 5.0 5.6
Materials 4.2 5.0
Utilities 3.3 3.2
Real Estate 2.7 2.6
Other and Reserves 0.9 0.0
Total 100.0% 100.0%
Historical weightings reflect current industry/sector
classifications.

T. ROWE PRICE QM Global Equity Fund

In the IT space, we sold all of our shares of Fortinet, South Korean tech giant Samsung Electronics, and Murata Manufacturing. On the other hand, we established stakes in software company Autodesk and South Korea’s LG
Innotek. In consumer discretionary, we eliminated U.S. retailers Ross Stores and Lowe’s, restaurant operator Darden Restaurants, Michelin, and Isuzu
Motors. However, we initiated positions in South African retailer Mr Price
Group, Chinese online retailer JD.com, and MGM Resorts International, which owns and operates a number of casino resorts in the U.S. but also has a relatively new property in Macau.
At the end of December, 64% of the fund’s assets were in North America, primarily the U.S. Europe accounted for 16%, while Japan and other Asian markets represented 16%. The remainder was invested in other regions of the world. After the U.S., our largest country allocations were Japan, France,
Canada, and China. We had investments in more than 30 countries, and our country allocations in many cases were fairly close to those of the benchmark.
What is portfolio management’s outlook?
The Federal Reserve is committed to stamp out inflation and has increased short-term interest rates steadily by 425 basis points (four and one-quarter percentage points) since mid-March. Policymakers have strongly reiterated that they intend to raise rates further and keep them high for some time. We believe that the rapid rise in rates and the reduction in the size of the Federal Reserve’s balance sheet could maintain downward pressure on the U.S. economy’s growth rate.
While the S&P 500’s forward price/earnings multiple has declined to a more normal level of about 16 at year-end 2022, consensus earnings estimates have started declining more recently. These conditions suggest that we should expect low U.S. equity market returns in the foreseeable future. We expect stocks of lower-quality companies to remain under pressure. In contrast, we believe that high-quality companies with a solid financial profile should continue outperforming.
Equity valuations in many overseas markets are attractive, though regions and individual countries have their own challenges. In Europe, recession risk is rising, as central bank officials are likely to remain hawkish due to elevated inflation, and industrial production could be curtailed by energy shortages as countries reduce their reliance on Russian energy exports. In developed Asian markets, fiscal policies remain accommodative, but monetary policies are no longer as supportive, with Japan likely to be the last major country that begins policy normalization sometime in 2023. In emerging markets, growth has been

T. ROWE PRICE QM Global Equity Fund

slowing in many countries that have been raising rates to get ahead of inflation.
Growth has also been slowing in China, but the authorities have loosened their zero-COVID policies and are easing credit conditions and providing support to the beleaguered property sector.
While the investment landscape has dramatically changed due to elevated inflation and monetary tightening around the world, and volatility since the beginning of the pandemic has been extraordinary at times, we can assure you that our long-standing investment strategy and stock selection process remain the same. We continue to look for high-quality stocks of companies of all sizes—in both developed and emerging markets—with favorable attributes. We believe that such companies will persevere through challenging economic and financial conditions and distinguish themselves over time with strong operating and share price performance relative to lower-quality businesses. We are grateful for your continued confidence in our investment management abilities.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE QM Global Equity Fund

Risks of Investing in the Fund
Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a particular company or industry.
The fund’s focus on large and medium-sized companies subjects the fund to the risk that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and they may be less capable of responding quickly to competitive challenges and industry changes. Because the fund focuses on large and medium-sized companies, its share price could be more volatile than that of a fund that invests only in large companies. Medium-sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.
Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S.
dollar. In addition, foreign investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.
The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the adviser may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

T. ROWE PRICE QM Global Equity Fund

BENCHMARK INFORMATION
Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following:
Copyright 2023 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: MSCI and its affiliates and third-party sources and providers (collectively,
“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein.
The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. Historical MSCI data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.

T. ROWE PRICE QM Global Equity Fund

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
12/31/22
Apple 3.7%
Microsoft 3.2
Alphabet 2.2
UnitedHealth Group 1.1
AbbVie 1.0
Eli Lilly 0.9
Visa 0.9
JPMorgan Chase 0.9
Amazon.com 0.8
Mastercard 0.8
Home Depot 0.8
Taiwan Semiconductor Manufacturing 0.8
ASML Holding 0.8
Wells Fargo 0.8
AutoZone 0.8
Johnson & Johnson 0.7
Abbott Laboratories 0.7
Accenture 0.7
Bank of America 0.7
Synopsys 0.7
Goldman Sachs Group 0.6
Coca-Cola 0.6
TotalEnergies 0.6
Thermo Fisher Scientific 0.6
Novo Nordisk 0.6
Total 26.0%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE QM Global Equity Fund

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records).
The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
QM GLOBAL EQUITY FUND
Note: Performance for the Advisor and I Class shares will vary due to their differing fee structures. See the Average Annual Compound Total Return table.
*The Lipper data is as of 4/30/16.

T. ROWE PRICE QM Global Equity Fund

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 12/31/22 1 Year 5 Years
Since
Inception
4/15/16
QM Global Equity Fund –
.
-17.08% 5.63% 8.41%
QM Global Equity Fund–
.
Advisor  Class -17.30 5.31 8.07
QM Global Equity Fund–
.
I  Class -16.98 5.77 8.55
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at
1 - 800 - 225 - 5132 or, for
0.02
Advisor and
0.03
I Class shares, 1-800-638-8790.
This table shows how the fund would have performed each year if its actual (or cumulative)
returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE QM Global Equity Fund

EXPENSE RATIO
FUND EXPENSE EXAMPLE
As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Please note that the fund has three share classes: The original share class (Investor Class)
charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid
During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
QM Global Equity Fund 1.75%
QM Global Equity Fund–Advisor Class 1.94
QM Global Equity Fund–I Class 1.71
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE QM Global Equity Fund

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client
(enrollment in these programs generally requires T. Rowe Price assets of at least $250,000).
This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads.
Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.
QM GLOBAL EQUITY FUND
Beginning
Account Value
7/1/22
Ending
Account Value
12/31/22
Expenses Paid
During Period*
7/1/22 to 12/31/22
Investor Class
Actual $1,000.00 $1,031.70 $3.79
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,021.48   3.77
Advisor Class
Actual   1,000.00   1,030.80   5.32
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,019.96   5.30
I Class
Actual   1,000.00   1,032.40   3.02
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,022.23   3.01
* Expenses are equal to the fund’s annualized expense ratio for the 6-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), and divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the
1
Investor Class was 0.74%,
the
2
Advisor Class was 1.04%, and the
3
I Class was 0.59%.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE QM Global Equity Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Investor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 19.21 $ 16.18 $ 14.16 $ 11.25 $ 12.72
Investment activities
Net investment income
(1)(2)
0.31 0.12 0.14 0.20 0.21
Net realized and unrealized gain/
loss (3.59) 3.06 2.03 2.91 (1.48)
Total from investment activities (3.28) 3.18 2.17 3.11 (1.27)
Distributions
Net investment income (0.34) (0.12) (0.14) (0.20) (0.20)
Net realized gain (2.41) (0.03) (0.01) — —
Total distributions (2.75) (0.15) (0.15) (0.20) (0.20)
NET ASSET VALUE
End of period $ 13.18 $ 19.21 $ 16.18 $ 14.16 $ 11.25
Ratios/Supplemental Data
Total return
(2)(3)
(17.08)% 19.65% 15.34% 27.66% (9.99)%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 2.18% 1.77% 2.05% 2.09% 2.24%
Net expenses after waivers/
payments by Price Associates 0.73% 0.76% 0.74% 0.74% 0.72%
Net investment income 1.83% 0.67% 1.04% 1.54% 1.63%
Portfolio turnover rate 102.9% 25.6% 32.5% 15.5% 17.9%
Net assets, end of period (in
thousands) $12,547 $30,478 $22,638 $20,061 $15,601
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE QM Global Equity Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Advisor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 19.12 $ 16.10 $ 14.14 $ 11.25 $ 12.72
Investment activities
Net investment income
(1)(2)
0.27 0.07 0.10 0.16 0.17
Net realized and unrealized gain/
loss (3.58) 3.04 2.01 2.91 (1.48)
Total from investment activities (3.31) 3.11 2.11 3.07 (1.31)
Distributions
Net investment income (0.32) (0.06) (0.14) (0.18) (0.16)
Net realized gain (2.41) (0.03) (0.01) — —
Total distributions (2.73) (0.09) (0.15) (0.18) (0.16)
NET ASSET VALUE
End of period $ 13.08 $ 19.12 $ 16.10 $ 14.14 $ 11.25
Ratios/Supplemental Data
Total return
(2)(3)
(17.30)% 19.31% 14.94% 27.31% (10.31)%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 2.37% 1.96% 2.23% 2.48% 2.70%
Net expenses after waivers/
payments by Price Associates 1.03% 1.06% 1.04% 1.04% 1.04%
Net investment income 1.64% 0.38% 0.73% 1.24% 1.31%
Portfolio turnover rate 102.9% 25.6% 32.5% 15.5% 17.9%
Net assets, end of period (in
thousands) $327 $478 $403 $354 $281
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE QM Global Equity Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
I Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 19.25 $ 16.20 $ 14.16 $ 11.23 $ 12.71
Investment activities
Net investment income
(1)(2)
0.37 0.15 0.16 0.22 0.21
Net realized and unrealized gain/
loss (3.64) 3.07 2.03 2.91 (1.47)
Total from investment activities (3.27) 3.22 2.19 3.13 (1.26)
Distributions
Net investment income (0.41) (0.14) (0.14) (0.20) (0.22)
Net realized gain (2.41) (0.03) (0.01) — —
Total distributions (2.82) (0.17) (0.15) (0.20) (0.22)
NET ASSET VALUE
End of period $ 13.16 $ 19.25 $ 16.20 $ 14.16 $ 11.23
Ratios/Supplemental Data
Total return
(2)(3)
(16.98)% 19.88% 15.49% 27.89% (9.92)%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 2.21% 1.72% 1.97% 2.00% 2.18%
Net expenses after waivers/
payments by Price Associates 0.58% 0.60% 0.60% 0.59% 0.59%
Net investment income 2.30% 0.84% 1.16% 1.70% 1.64%
Portfolio turnover rate 102.9% 25.6% 32.5% 15.5% 17.9%
Net assets, end of period (in
thousands) $11,558 $1,268 $791 $1,158 $844
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE QM Global Equity Fund
December 31, 2022

Portfolio of Investments
‡
Shares $ Value
( Cost and value in $000s)
‡
AUSTRALIA 2.2%
Common Stocks 2.2%
ANZ Group Holdings  5,271 85
Aristocrat Leisure  1,879 39
BHP Group  2,138 66
Brambles  9,235 76
Coles Group  5,592 63
National Australia Bank  3,209 65
Qantas Airways  (1) 9,192 37
Suncorp Group  6,791 55
Telstra  17,616 48
Total Australia (Cost
$546
)
534
BRAZIL 0.6%
Common Stocks 0.6%
Ambev  14,088 39
Petroleo Brasileiro  10,761 57
Suzano  5,512 51
Total Brazil (Cost
$143
)
147
CANADA 4.2%
Common Stocks 4.2%
Canadian Imperial Bank of Commerce  859 35
Canadian Tire, Class A  514 54
CGI  (1) 1,343 116
Constellation Software  71 111
George Weston  347 43
Loblaw  852 75
Magna International  804 45
Manulife Financial  4,397 78
National Bank of Canada  (2) 1,083 73
Parkland  2,411 53
Suncor Energy  2,762 87
TFI International  925 93
Toromont Industries  342 25
West Fraser Timber  929 67
WSP Global  700 81
Total Canada (Cost
$962
)
1,036

T. ROWE PRICE QM Global Equity Fund

Shares $ Value
(Cost and value in $000s)
CHILE 0.2%
Common Stocks 0.2%
Banco de Chile  370,595 38
Total Chile (Cost
$37
)
38
CHINA 3.6%
Common Stocks 3.2%
Alibaba Group Holding, ADR (USD)  (1) 555 49
Bank of China, Class H (HKD)  69,000 25
China Coal Energy, Class H (HKD)  30,000 24
China Construction Bank, Class H (HKD)  117,000 73
China Hongqiao Group (HKD)  22,000 21
China Meidong Auto Holdings (HKD)  20,000 41
China Overseas Property Holdings (HKD)  20,000 21
China Resources Gas Group (HKD)  7,800 29
China Shenhua Energy, Class H (HKD)  13,000 37
COSCO SHIPPING Holdings, Class H (HKD)  24,500 25
Industrial & Commercial Bank of China, Class H (HKD)  127,000 65
JD.com, Class A (HKD)  2,200 61
Lenovo Group (HKD)  58,000 47
Pinduoduo, ADR (USD)  (1) 788 64
Shandong Weigao Group Medical Polymer, Class H (HKD)  23,600 39
Sunny Optical Technology Group (HKD)  2,700 32
Tingyi Cayman Islands Holding (HKD)  18,000 32
Tsingtao Brewery, Class H (HKD)  6,000 59
Zhongsheng Group Holdings (HKD)  7,000 36
780
Common Stocks - China A Shares 0.4%
Inner Mongolia ERDOS Resources, A Shares (CNH)  10,500 23
Shanxi Lu'an Environmental Energy Development, A Shares
(CNH)  9,700 23
Sinotrans, A Shares (CNH)  99,500 55
101
Total China (Cost
$895
)
881
DENMARK 0.6%
Common Stocks 0.6%
Novo Nordisk, Class B  1,092 148
Total Denmark (Cost
$123
)
148

T. ROWE PRICE QM Global Equity Fund

Shares $ Value
(Cost and value in $000s)
EGYPT 0.6%
Common Stocks 0.6%
Commercial International Bank Egypt  31,774 53
Eastern  79,179 46
OCI (EUR)  1,223 44
Total Egypt (Cost
$147
)
143
FINLAND 0.3%
Common Stocks 0.3%
Sampo, Class A  1,294 68
Total Finland (Cost
$59
)
68
FRANCE 4.4%
Common Stocks 4.4%
Airbus  740 88
AXA  3,223 90
Capgemini  388 65
Dassault Aviation  243 41
Edenred  725 39
Engie  3,641 52
Eurofins Scientific  725 52
Kering  97 49
LVMH Moet Hennessy Louis Vuitton  176 128
Sanofi  1,064 103
Teleperformance  121 29
Thales  397 51
TotalEnergies  2,488 156
Verallia  1,802 61
Vinci  669 67
Total France (Cost
$1,008
)
1,071
GERMANY 1.2%
Common Stocks 0.9%
Deutsche Post  1,055 39
Deutsche Telekom  3,874 77
GEA Group  924 38
Munich Re  197 64
218

T. ROWE PRICE QM Global Equity Fund

Shares $ Value
(Cost and value in $000s)
Preferred Stocks 0.3%
Volkswagen  610 76
76
Total Germany (Cost
$299
)
294
GREECE 0.2%
Common Stocks 0.2%
Eurobank Ergasias Services & Holdings  (1) 39,933 45
Total Greece (Cost
$36
)
45
HONG KONG 0.5%
Common Stocks 0.5%
AIA Group  7,200 80
HKT Trust & HKT  45,000 55
Total Hong Kong (Cost
$109
)
135
INDIA 1.4%
Common Stocks 1.4%
HDFC Bank, ADR (USD)  741 51
Infosys  2,323 42
NTPC  22,741 46
Petronet LNG  18,369 48
Power Grid Corp. of India  25,190 65
Tata Steel  17,998 24
Torrent Pharmaceuticals  2,339 44
Vedanta  6,103 23
Total India (Cost
$342
)
343
INDONESIA 0.3%
Common Stocks 0.3%
Astra International  170,800 62
Total Indonesia (Cost
$67
)
62
ISRAEL 0.2%
Common Stocks 0.2%
Mizrahi Tefahot Bank  1,702 55
Total Israel (Cost
$46
)
55

T. ROWE PRICE QM Global Equity Fund

Shares $ Value
(Cost and value in $000s)
ITALY 0.9%
Common Stocks 0.9%
Amplifon  2,609 78
Enel  12,639 68
Stellantis  4,547 64
Total Italy (Cost
$200
)
210
JAPAN 5.1%
Common Stocks 5.1%
AGC  (2) 900 30
Asahi Group Holdings  1,100 34
Asics  2,400 53
Astellas Pharma  4,100 62
Fast Retailing  200 122
Inpex  (2) 3,000 32
ITOCHU  3,100 97
Mitsubishi  2,000 65
Mitsui Fudosan  2,300 42
Mizuho Financial Group  2,800 40
Nippon Steel  3,700 64
Nippon Telegraph & Telephone  3,100 88
Otsuka Holdings  2,100 69
Panasonic Holdings  4,800 40
Recruit Holdings  2,300 72
Ryohin Keikaku  4,800 57
Seven & i Holdings  1,200 51
SUMCO  2,700 36
Sumitomo  3,000 50
Sumitomo Mitsui Financial Group  1,200 48
Suntory Beverage & Food  (2) 1,200 41
Takeda Pharmaceutical  1,500 47
Total Japan (Cost
$1,217
)
1,240
MEXICO 0.3%
Common Stocks 0.3%
Grupo Mexico, Series B  15,900 56
Orbia Advance  15,599 27
Total Mexico (Cost
$100
)
83

T. ROWE PRICE QM Global Equity Fund

Shares $ Value
(Cost and value in $000s)
NETHERLANDS 2.6%
Common Stocks 2.6%
Adyen  (1) 48 67
ASML Holding (USD)  342 187
Coca-Cola European Partners (USD)  935 52
Heineken Holding  942 73
Koninklijke Ahold Delhaize  1,976 57
Koninklijke KPN  13,430 41
Koninklijke Philips  3,991 60
Wolters Kluwer  891 93
Total Netherlands (Cost
$603
)
630
NEW ZEALAND 0.4%
Common Stocks 0.4%
Spark New Zealand  25,406 87
Total New Zealand (Cost
$71
)
87
NORWAY 0.5%
Common Stocks 0.5%
Equinor  2,454 88
Mowi  2,675 46
Total Norway (Cost
$114
)
134
PHILIPPINES 0.5%
Common Stocks 0.5%
Bank of the Philippine Islands  21,340 39
BDO Unibank  33,142 63
PLDT  675 16
Total Philippines (Cost
$125
)
118
PORTUGAL 0.5%
Common Stocks 0.5%
Galp Energia  6,121 83
Jeronimo Martins  2,276 49
Total Portugal (Cost
$122
)
132

T. ROWE PRICE QM Global Equity Fund

Shares $ Value
(Cost and value in $000s)
SOUTH AFRICA 1.0%
Common Stocks 1.0%
Anglo American Platinum  333 28
Bidvest Group  2,876 36
Exxaro Resources  2,027 26
FirstRand  12,508 46
Kumba Iron Ore  1,249 36
Mr Price Group  4,548 42
MTN Group  4,290 32
Total South Africa (Cost
$267
)
246
SOUTH KOREA 1.0%
Common Stocks 1.0%
Hyundai Mobis  316 50
Kia  973 46
LG Innotek  219 44
LG Uplus  4,748 42
Samsung Fire & Marine Insurance  375 59
Total South Korea (Cost
$279
)
241
SPAIN 0.5%
Common Stocks 0.5%
Banco Santander  19,880 59
Iberdrola  5,729 67
Total Spain (Cost
$114
)
126
SWEDEN 0.7%
Common Stocks 0.7%
Atlas Copco, Class B  4,125 44
Bilia, Class A  3,395 37
Swedbank, Class A  4,633 79
Total Sweden (Cost
$155
)
160
SWITZERLAND 0.8%
Common Stocks 0.8%
Julius Baer Group  1,771 103
Partners Group Holding  28 25
Roche Holding  193 60
Total Switzerland (Cost
$177
)
188

T. ROWE PRICE QM Global Equity Fund

Shares $ Value
(Cost and value in $000s)
TAIWAN 1.5%
Common Stocks 1.5%
Chailease Holding  19,356 136
Evergreen Marine Corp. Taiwan  4,200 22
Taiwan Semiconductor Manufacturing  13,000 189
Wan Hai Lines  5,600 15
Total Taiwan (Cost
$232
)
362
THAILAND 0.1%
Common Stocks 0.1%
Bangkok Dusit Medical Services, Class F  43,600 36
Total Thailand (Cost
$35
)
36
TURKEY 0.3%
Common Stocks 0.3%
BIM Birlesik Magazalar  10,257 75
Total Turkey (Cost
$59
)
75
UNITED KINGDOM 2.4%
Common Stocks 2.4%
3i Group  2,177 35
Ashtead Group  1,645 93
Compass Group  2,049 47
Diageo  1,665 73
Imperial Brands  2,239 56
InterContinental Hotels Group  1,158 66
Pearson  4,161 47
Smiths Group  1,961 38
Tesco  13,588 37
Unilever  2,030 103
Total United Kingdom (Cost
$549
)
595
UNITED STATES 59.5%
Common Stocks 59.5%
Abbott Laboratories  1,503 165
AbbVie  1,540 249
Accenture, Class A  618 165
Adobe  (1) 301 101
Agilent Technologies  327 49

T. ROWE PRICE QM Global Equity Fund

Shares $ Value
(Cost and value in $000s)
Alexandria Real Estate Equities, REIT  290 42
Alphabet, Class A  (1) 6,111 539
Amazon.com  (1) 2,477 208
American International Group  2,089 132
Apple  6,966 905
Arch Capital Group  (1) 1,062 67
Autodesk  (1) 281 52
AutoZone  (1) 75 185
AvalonBay Communities, REIT  208 34
Bank of America  4,936 163
Bath & Body Works  2,037 86
Becton Dickinson & Company  412 105
Best Buy  424 34
Biogen  (1) 131 36
Booking Holdings  (1) 53 107
Broadcom  250 140
Cadence Design Systems  (1) 656 105
Camden Property Trust, REIT  557 62
Capital One Financial  442 41
CF Industries Holdings  884 75
Chubb  432 95
Citigroup  2,408 109
CMS Energy  850 54
Coca-Cola  2,465 157
Cognizant Technology Solutions, Class A  1,105 63
Constellation Energy  1,161 100
Costco Wholesale  258 118
Cummins  394 95
Danaher  485 129
Darling Ingredients  (1) 578 36
Dell Technologies, Class C  625 25
Diamondback Energy  213 29
Discover Financial Services  470 46
Dollar General  274 67
Elanco Animal Health  (1) 1,572 19
Elevance Health  153 78
Eli Lilly  613 224
Equinix, REIT  123 81
Equitable Holdings  4,246 122
Equity LifeStyle Properties, REIT  1,003 65
Exelon  1,982 86
Extra Space Storage, REIT  267 39
Fair Isaac  (1) 187 112
FedEx  362 63
Ferguson (GBP)  239 30
Fidelity National Information Services  482 33

T. ROWE PRICE QM Global Equity Fund

Shares $ Value
(Cost and value in $000s)
Fifth Third Bancorp  1,533 50
Fiserv  (1) 954 96
FleetCor Technologies  (1) 543 100
FMC  493 62
General Dynamics  536 133
General Electric  1,160 97
Global Payments  510 51
Goldman Sachs Group  460 158
Hartford Financial Services Group  1,621 123
Hologic  (1) 1,569 117
Home Depot  599 189
Honeywell International  510 109
Humana  106 54
International Paper  1,104 38
Intuit  211 82
Invitation Homes, REIT  939 28
IQVIA Holdings  (1) 241 49
Johnson & Johnson  1,013 179
JPMorgan Chase  1,583 212
Keurig Dr Pepper  1,605 57
Kimberly-Clark  363 49
Kinder Morgan  4,079 74
KLA  215 81
L3Harris Technologies  348 72
Leidos Holdings  494 52
LKQ  1,577 84
Marathon Oil  2,946 80
Marathon Petroleum  1,057 123
Marsh & McLennan  481 80
Mastercard, Class A  551 192
McDonald's  410 108
McKesson  172 65
Merck  797 88
Meta Platforms, Class A  (1) 470 57
MetLife  535 39
MGM Resorts International  1,875 63
Microsoft  3,223 773
Molina Healthcare  (1) 172 57
Mondelez International, Class A  1,574 105
News, Class A  3,925 71
Nucor  366 48
NVIDIA  576 84
NVR  (1) 24 111
ON Semiconductor  (1) 1,527 95
ONEOK  794 52
O'Reilly Automotive  (1) 118 100

T. ROWE PRICE QM Global Equity Fund

Shares $ Value
(Cost and value in $000s)
Otis Worldwide  1,307 102
PACCAR  577 57
Packaging Corp. of America  404 52
Parker-Hannifin  326 95
PepsiCo  745 135
Pfizer  1,796 92
PG&E  (1) 7,208 117
Philip Morris International  1,403 142
Procter & Gamble  428 65
Prologis, REIT  867 98
Public Storage, REIT  210 59
QUALCOMM  1,209 133
Reliance Steel & Aluminum  326 66
ResMed  344 72
Robert Half International  611 45
Roper Technologies  131 57
SBA Communications, REIT  225 63
Sempra Energy  375 58
Southern  852 61
SS&C Technologies Holdings  815 42
Synopsys  (1) 501 160
T-Mobile U.S.  (1) 571 80
Targa Resources  1,220 90
Tesla  (1) 297 37
Texas Instruments  573 95
Textron  1,190 84
Thermo Fisher Scientific  272 150
Trane Technologies  432 73
Union Pacific  478 99
United Parcel Service, Class B  643 112
UnitedHealth Group  507 269
Valero Energy  399 51
Viatris  7,769 86
Visa, Class A  1,051 218
VMware, Class A  (1) 326 40
Walmart  443 63
Wells Fargo  4,501 186
Welltower, REIT  558 37
Westrock  2,747 97
Zimmer Biomet Holdings  614 78
Zoetis  787 115
Total United States (Cost
$11,259
)
14,540

T. ROWE PRICE QM Global Equity Fund

Shares $ Value
(Cost and value in $000s)
SHORT-TERM INVESTMENTS 0.6%
Money Market Funds 0.6%
T. Rowe Price Government Reserve Fund, 4.30%  (3)(4) 154,762 155
Total Short-Term Investments (Cost $155) 155
SECURITIES LENDING COLLATERAL 0.5%
INVESTMENTS IN A POOLED ACCOUNT THROUGH SECURITIES LENDING
PROGRAM WITH JPMORGAN CHASE BANK 0.5%
Money Market Funds 0.5%
T. Rowe Price Government Reserve Fund, 4.30%  (3)(4) 115,870 116
Total Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 116
Total Securities Lending Collateral (Cost $116) 116
Total Investments in Securities
100.2% of Net Assets
(Cost $20,768) $ 24,474
‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.
(1) Non-income producing
(2) See Note 3. All or a portion of this security is on loan at December 31, 2022.
(3) Seven-day yield
(4) Affiliated Companies
ADR American Depositary Receipts
CNH Offshore China Renminbi
EUR Euro
GBP British Pound
HKD Hong Kong Dollar
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder
USD U.S. Dollar

T. ROWE PRICE QM Global Equity Fund

The accompanying notes are an integral part of these financial statements.
AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the
1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2022. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate
Net Realized
Gain (Loss)
Change in Net
Unrealized
Gain/Loss
Investment
Income
T. Rowe Price Government Reserve Fund, 4.30% $ — $ — $ 5++
Totals $ —# $ — $ 5+
Supplementary Investment Schedule
Affiliate
Value
12/31/21
Purchase
Cost
Sales
Cost
Value
12/31/22
T. Rowe Price Government
Reserve Fund, 4.30% $ 1,045  ¤   ¤ $ 271
Total $ 271^
# Capital gain distributions from underlying Price funds represented $0 of the net realized gain
(loss).
++ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.
+ Investment income comprised $5 of dividend income and $0 of interest income.
¤ Purchase and sale information not shown for cash management funds.
^ The cost basis of investments in affiliated companies was $271.

T. ROWE PRICE QM Global Equity Fund
December 31, 2022
Statement of Assets and Liabilities
31
($000s, except shares and per share amounts)
The accompanying notes are an integral part of these financial statements.
Assets
Investments in securities, at value (cost $20,768) $ 24,474
Dividends receivable 34
Foreign currency (cost $24) 24
Due from affiliates 18
Receivable for shares sold 7
Receivable for investment securities sold 4
Other assets 39
Total assets 24,600
Liabilities
Obligation to return securities lending collateral 116
Investment management fees payable 10
Other liabilities 42
Total liabilities 168
NET ASSETS $ 24,432
Net Assets Consist of:
Total distributable earnings (loss) $ 3,538
Paid-in capital applicable to 1,855,319 shares of $0.0001
par value capital stock outstanding; 1,000,000,000 shares
authorized 20,894
NET ASSETS $ 24,432
NET ASSET VALUE PER SHARE
Investor Class
($12,547,402 / 952,124 shares outstanding) $ 13.18
Advisor Class
($326,886 / 25,000 shares outstanding) $ 13.08
I Class
($11,558,105 / 878,195 shares outstanding) $ 13.16

T. ROWE PRICE QM Global Equity Fund
Statement of Operations

($000s)
The accompanying notes are an integral part of these financial statements.
Year
Ended
12/31/22
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $43) $ 541
Other, non cash 58
Securities lending 2
Total income 601
Expenses
Investment management 123
Shareholder servicing
Investor Class $ 27
I Class 2 29
Rule 12b-1 fees
Advisor Class 1
Prospectus and shareholder reports
Investor Class 9
I Class 1 10
Custody and accounting 200
Registration 77
Legal and audit 47
Miscellaneous 14
Waived / paid by Price Associates (339)
Total expenses 162
Net investment income 439
Realized and Unrealized Gain / Loss –
Net realized gain (loss)
Securities (net of foreign taxes of $2) 2,610
Foreign currency transactions 4
Net realized gain 2,614
Change in net unrealized gain / loss on securities (8,515)
Net realized and unrealized gain / loss (5,901)
DECREASE IN NET ASSETS FROM OPERATIONS
$ (5,462)

T. ROWE PRICE QM Global Equity Fund
Statement of Changes in Net Assets

($000s)
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/22 12/31/21
Increase (Decrease) in Net Assets
Operations
Net investment income $ 439 $ 189
Net realized gain 2,614 1,500
Change in net unrealized gain / loss (8,515) 3,289
Increase (decrease) in net assets from operations (5,462) 4,978
Distributions to shareholders
Net earnings
Investor Class (2,455) (231)
Advisor Class (68) (2)
I Class (834) (10)
Decrease in net assets from distributions (3,357) (243)
Capital share transactions
*
Shares sold
Investor Class 3,636 5,009
I Class 11,727 614
Distributions reinvested
Investor Class 1,434 86
I Class 691 5
Shares redeemed
Investor Class (15,645) (1,752)
I Class (816) (305)
Increase in net assets from capital share transactions 1,027 3,657

T. ROWE PRICE QM Global Equity Fund
Statement of Changes in Net Assets

($000s)
The accompanying notes are an integral part of these financial statements.
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/22 12/31/21
Net Assets
Increase (decrease) during period (7,792) 8,392
Beginning of period 32,224 23,832
End of period $ 24,432 $ 32,224
*Share information (000s)
Shares sold
Investor Class 220 281
I Class 812 34
Distributions reinvested
Investor Class 109 5
I Class 53 –
Shares redeemed
Investor Class (964) (98)
I Class (53) (17)
Increase in shares outstanding 177 205

T. ROWE PRICE QM Global Equity Fund
NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Quantitative Management Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The QM Global Equity
Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital. The fund has three classes of shares: the QM Global Equity Fund (Investor Class), the QM Global
Equity Fund–Advisor Class (Advisor Class), and the QM Global Equity Fund–I Class
(I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as
Shares redeemed and Shares sold, respectively. The Advisor Class operates under a
Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation  The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting
Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the
United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

T. ROWE PRICE QM Global Equity Fund

Investment Transactions, Investment Income, and Distributions Investment
transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from
REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution, if any, may also be declared and paid by the fund annually.
Currency Translation  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against
U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The
Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.
Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by
T. Rowe Price Associates, Inc., or its agents.

T. ROWE PRICE QM Global Equity Fund

New Accounting Guidance  In June 2022, the FASB issued Accounting Standards
Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) – Fair Value
Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, the fund opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the fund's financial  statements.
Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE 2 - VALUATION
Fair Value   The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated
T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee).
Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies;
and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation
Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

T. ROWE PRICE QM Global Equity Fund

Level 3 – unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques  Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.
The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the Valuation Designee determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s portfolio securities. Each business day, the Valuation Designee uses information from outside pricing services to evaluate the quoted prices of portfolio securities and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Designee uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices.
The Valuation Designee cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

T. ROWE PRICE QM Global Equity Fund

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The
Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations.
The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs   The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):
($000s)
Level 1 Level 2 Level 3 Total Value
Assets
Common Stocks $ 14,913 $ 9,214 $ — $ 24,127
Preferred Stocks — 76 — 76
Short-Term Investments 155 — — 155
Securities Lending Collateral 116 — — 116
Total $ 15,184 $ 9,290 $ — $ 24,474

T. ROWE PRICE QM Global Equity Fund

NOTE 3 - OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Securities Lending  The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform.
Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2022, the value of loaned securities was
$111,000; the value of cash collateral and related investments was $116,000.
Other  Purchases and sales of portfolio securities other than short-term securities aggregated $23,621,000 and $24,945,000, respectively, for the year ended
December 31, 2022.
NOTE 4 - FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code and distribute to shareholders all of its taxable income and gains.
Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

T. ROWE PRICE QM Global Equity Fund

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to deemed distributions on shareholder redemptions and the character of income on passive foreign investment companies.
The tax character of distributions paid for the periods presented was as follows:
At December 31, 2022, the tax-basis cost of investments (including derivatives, if any)
and gross unrealized appreciation and depreciation were as follows:
($000s)
December 31,
2022
December 31,
2021
Ordinary income (including short-term capital gains,
if any) $ 430 $ 243
Long-term capital gain 2,927 —
Total distributions $ 3,357 $ 243
($000s)
Cost of investments $ 21,000
Unrealized appreciation $ 4,672
Unrealized depreciation (1,198)
Net unrealized appreciation (depreciation) $ 3,474

T. ROWE PRICE QM Global Equity Fund

At December 31, 2022, the tax-basis components of accumulated net earnings (loss)
were as follows:
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes;
these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies.
NOTE 5 - FOREIGN  TAXES
The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.
All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability.
Any deferred tax liability incurred by the fund is included in either Other liabilities or
Deferred tax liability on the accompanying Statement of Assets and Liabilities.
NOTE 6 - RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets,
($000s)
Undistributed ordinary income $ 45
Undistributed long-term capital gain 19
Net unrealized appreciation (depreciation) 3,474
Total distributable earnings (loss) $ 3,538

T. ROWE PRICE QM Global Equity Fund

and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260%
for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2022, the effective annual group fee rate was 0.29%.
The Investor Class and Advisor Class are each subject to a contractual expense limitation through the expense limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage;
non-recurring, extraordinary expenses; and acquired fund fees and expenses) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. Each class is required to repay Price
Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1)
the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.
The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.
Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price
Associates during the year ended December 31, 2022 as indicated in the table below.
Including these amounts, expenses previously waived/paid by Price Associates in the amount of $874,000 remain subject to repayment by the fund at December 31, 2022.

T. ROWE PRICE QM Global Equity Fund

Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.
In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively,
Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended
December 31, 2022, expenses incurred pursuant to these service agreements were
$102,000 for Price Associates and $21,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the
T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund,
organized as money market funds (together, the Price Reserve Funds). The Price Reserve
Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund. The Price Reserve Funds pay
no investment management fees.
As of December 31, 2022, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 359,800 shares of the Investor Class, representing 38% of the Investor Class's net assets, 25,000 shares of the Advisor Class, representing 100% of the Advisor Class's net assets, and 25,000 shares of the I Class, representing 3% of the I Class's net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the
Investor Class Advisor Class I Class
Expense limitation/I Class Limit 0.74% 1.04% 0.05%
Expense limitation date 04/30/24 04/30/24 04/30/24
(Waived)/repaid during the period ($000s) $(267) $(5) $(67)

T. ROWE PRICE QM Global Equity Fund

independent current market price of the security. During the year ended December 31,
2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended
December 31, 2022, this reimbursement amounted to $1,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.
NOTE 7 - OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests.
Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE QM Global Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of T. Rowe Price Quantitative Management Funds, Inc.
and Shareholders of T. Rowe Price QM Global Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price QM Global Equity Fund (one of the funds constituting T. Rowe Price Quantitative Management Funds, Inc., referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022
(collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31,
2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE QM Global Equity Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodians and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2023
We have served as the auditor of one or more investment companies in the T. Rowe
Price group of investment companies since 1973
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(continued)

T. ROWE PRICE QM Global Equity Fund

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/22
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The fund’s distributions to shareholders included $3,563,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.
For taxable non-corporate shareholders, $498,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than
20%.
For corporate shareholders, $180,000 of the fund's income qualifies for the dividends-
received deduction.

T. ROWE PRICE QM Global Equity Fund

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND
RECORDS
A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of
Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/us/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting
Guidelines.” Click on the links in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says,
“Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and
Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com .

T. ROWE PRICE QM Global Equity Fund

LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program
(Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment adviser, T. Rowe
Price Associates, Inc. (Adviser), as the administrator of the Liquidity Program. As administrator, the Adviser is responsible for overseeing the day-to-day operations of the
Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. The Adviser has delegated oversight of the Liquidity Program to a Liquidity Risk
Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within the Adviser.
The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.
As required by the Liquidity Rule, at a meeting held on July 25, 2022, the Board was presented with an annual assessment prepared by the LRC, on behalf of the Adviser, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

T. ROWE PRICE QM Global Equity Fund

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1,
2021, through March 31, 2022. The report described the methodology for classifying a fund’s investments (including any derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category.
It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.
During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

T. ROWE PRICE QM Global Equity Fund

ABOUT THE FUND'S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in
Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price and its affiliates.
The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland
21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore
(1959)
2018
[205]
President and Chief Executive Officer, Federal Home Loan Bank of
San Francisco (2021 to present); President, Radian Guaranty (2008 to
2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021);
Director, Chimera Investment Corporation (2017 to 2021); Director, First
Industrial Realty Trust (2020 to present); Director, Federal Home Loan
Bank of Pittsburgh (2017 to 2019)
Ronald J. Daniels
(b)
(1959)
2018
[0]
President, The Johns Hopkins University and Professor, Political Science
Department, The Johns Hopkins University (2009 to present); Director,
Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc.
(2020 to present)
Bruce W. Duncan
(1951)
2013
[205]
President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020
to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of
the Board (2016 to 2020), and President (2009 to 2016), First Industrial
Realty Trust, owner and operator of industrial properties; Chair of the
Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Member, Investment Company
Institute Board of Governors (2017 to 2019); Member, Independent
Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR
(2018 to present); Director, Boston Properties (2016 to present); Director,
Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr.
(1952)
2012
[205]
Advisory Board Member, Pipeline Crisis/Winning Strategies, a
collaborative working to improve opportunities for young African
Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

T. ROWE PRICE QM Global Equity Fund

INTERESTED  DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Paul F. McBride
(1956)
2013
[205]
Advisory Board Member, Vizzia Technologies (2015 to present); Board
Member, Dunbar Armored (2012 to 2018)
Kellye L. Walker
(c)
(1966)
2021
[205]
Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
(a)
All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective April 27, 2022, Mr. Daniels resigned from his role as an independent director of the Price
Funds.
(c)
Effective November 8, 2021, Ms. Walker was appointed as an independent director of the Price Funds.
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
David Oestreicher
(1967)
2018
[205]
Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price
Investment Management, Inc. (Price Investment Management); Vice
President and Secretary, T. Rowe Price International (Price International);
Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe
Price Japan (Price Japan), and T. Rowe Price Singapore (Price
Singapore); General Counsel, Vice President, and Secretary, T. Rowe
Price Group, Inc.; Chair of the Board, Chief Executive Officer, President,
and Secretary, T. Rowe Price Trust Company; Principal Executive Officer
and Executive Vice President, all funds
Robert W. Sharps, CFA,
CPA
(b)
(1971)
2017
[0]
Director and Vice President, T. Rowe Price; Director, Price Investment
Management; Chief Executive Officer and President, T. Rowe Price
Group, Inc.; Vice President, T. Rowe Price Trust Company
INDEPENDENT DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE QM Global Equity Fund

OFFICERS
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Eric L. Veiel, CFA
(1972)
2022
[205]
Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company
(a)
All information about the interested directors was current as of January 1, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective February 3, 2022, Mr. Sharps resigned from his role as an interested director of the Price
Funds.
Name (Year of Birth)
Position Held With Quantitative Management
Funds, Inc. Principal Occupation(s)
Armando (Dino) Capasso (1974)
Chief Compliance Officer
Chief Compliance Officer and Vice President,
T. Rowe Price and Price Investment Management;
Vice President, T. Rowe Price Group, Inc.; formerly,
Chief Compliance Officer, PGIM Investments
LLC and AST Investment Services, Inc. (ASTIS)
(to 2022); Chief Compliance Officer, PGIM Retail
Funds complex and Prudential Insurance Funds (to
2022); Vice President and Deputy Chief Compliance
Officer, PGIM Investments LLC and ASTIS (to 2019);
Senior Vice President and Senior Counsel, Pacific
Investment Management Company LLC (to 2017)
David Corris (1975)
Executive Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.; formerly, Head of Disciplined Equities
and Portfolio Manager, Bank of Montreal Global
Asset Management (to 2021)
Alan S. Dupski, CPA (1982)
Principal Financial Officer, Vice President, and
Treasurer
Vice President, Price Investment Management,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price Trust Company
Pengquin George Gao (1979)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
INTERESTED  DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE QM Global Equity Fund

Name (Year of Birth)
Position Held With Quantitative Management
Funds, Inc. Principal Occupation(s)
Gary J. Greb (1961)
Vice President
Vice President, Price Investment Management,
T. Rowe Price, Price International, and T. Rowe Price
Trust Company
Cheryl Hampton, CPA (1969)
Vice President
Vice President, T. Rowe Price; formerly, Tax Director,
Invesco Ltd. (to 2021); Vice President, Oppenheimer
Funds, Inc. (to 2019)
Prashant G. Jeyaganesh (1983)
Executive Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Vidya Kadiyam (1980)
Executive Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Benjamin Kersse, CPA (1989)
Vice President
Vice President, T. Rowe Price
Paul J. Krug, CPA (1964)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Rinald Murataj, Ph.D. (1989)
Vice President
Vice President, T. Rowe Price; formerly, student and
Alpha Researcher, Cornell University (to 2018)
Sudhir Nanda, Ph.D., CFA (1959)
Executive Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Fran M. Pollack-Matz (1961)
Vice President and Secretary
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Investment Services, Inc., and
T. Rowe Price Services, Inc.
Jordan S. Pryor (1991)
Executive Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Shannon H. Rauser (1987)
Assistant Secretary
Assistant Vice President, T. Rowe Price
Peter Stournaras (1973)
President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.; formerly, Managing Director, Chief
Portfolio Strategist, JP Morgan Private Bank (to
2020); Private Consultant and Advisor, Pteleos
Consulting (to 2018)
Megan Warren (1968)
Vice President
OFAC Sanctions Compliance Officer and Vice
President, Price Investment Management; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price Trust
Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

T. Rowe Price Investment Services, Inc. | 100 East Pratt Street | Baltimore, MD 21202-1009
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GENERAL INVESTING
Individual or Joint
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Brokerage
2
offers
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Gifts and transfers to a
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Transfer on Death
COLLEGE SAVINGS
T. Rowe Price-managed
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Visit troweprice.com/broadrange
Call 1-800-225-5132 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
All mutual funds are subject to market risk, including possible loss of principal. Investing internationally involves special risks including economic and political uncertainty and currency fluctuation.
1
The T. Rowe Price
®
ActivePlus Portfolios is a discretionary investment management program provided by
T. Rowe Price Advisory Services, Inc., a registered investment adviser under the Investment Advisers Act of
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Brokerage accounts are carried by Pershing LLC, a BNY Mellon Company, member NYSE/FINRA/SIPC.
T. Rowe Price Advisory Services, Inc., and T. Rowe Price Investment Services, Inc., are affiliated companies.
2
Brokerage services are provided by T. Rowe Price Investment Services, Inc., member FINRA/SIPC.
Brokerage accounts are carried by Pershing LLC, a BNY Mellon Company, member NYSE/FINRA/SIPC.
202302-2582760
F203-050 2/23

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d)    Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2022	2021
Audit Fees	$24,353	$23,471
Audit-Related Fees	-	-
Tax Fees	-	1,893
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1)  The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2)   No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)    The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,037,000 and $3,732,000, respectively.

(h)    All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)    The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Quantitative Management Funds, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2023

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 16, 2023